--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 8, 2000

                   Bear Stearns Asset Backed Securities, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                                        333-43278                    13-3836437
------------------------------------                  -----------------------       ---------------------
(State or Other Jurisdiction of                      (Commission File Number)         (I.R.S. Employer
          Incorporation)                                                              Identification No.)

          245 Park Avenue
         New York, New York                                                                 10167
     (Address of Principal Executive                                                 ---------------------
              Offices)                                                                    (Zip Code)


      Registrant's telephone number, including area code  (212) 272-4095
                                                         -----------------

                                    No Change
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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


         Item 5.           Other Events
                           ------------

                  In connection with the offering of ABFS Mortgage Loan Trust 2000-4, Mortgage Backed Notes, Series 2000-4 described in a Prospectus Supplement dated December 14, 2000, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                           ------------------------------------------

         (a)   Not applicable


         (b)   Not applicable


         (c)   Exhibit 99.1. Related Computational Materials (as defined in
               Item 5 above).

                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                 ------------------------------------------
                                 as Depositor and on behalf of ABFS Mortgage
                                 Loan Trust 2000-4 Registrant

                                        By:   /s/ Timothy J. Small
                                              ----------------------------------
                                              Name:  Timothy J. Small
                                              Title: Executive Vice President/
                                                     Assistant Secretary




Dated:  December 8, 2000

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                       Related Computational Materials (as defined
                           in Item 5 above).